SCHEDULE 14C INFORMATION

 INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

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      5(d)(2))
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                          LEHMAN BROTHERS INCOME FUNDS
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                (Name of Registrant as Specified In Its Charter)

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                          LEHMAN BROTHERS INCOME FUNDS
                     LEHMAN BROTHERS STRATEGIC INCOME FUND

                               February 8, 2008

Dear Shareholder:

The purpose of the attached Information Statement is to notify you that Neuberger Berman, LLC, the holder of shares representing a majority of the voting power (the "Majority Shareholder") of Lehman Brothers Strategic Income Fund (the "Fund"), a series of Lehman Brothers Income Funds, has approved a change to the Fund's fundamental policy on industry concentration. This change clarifies that the Fund will not be required to invest in the real estate industry.

This fundamental policy change will take effect on February 28, 2008 along with other investment policy changes previously described in a Supplement to the Fund's current Prospectuses, dated December 21, 2007. Pursuant to these changes, the Fund will no longer be managed by an asset allocation committee and will no longer dedicate a portion of its assets to dividend-paying equity securities (which include securities issued by real estate investment trusts).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. If you have any questions, please call 1-800-877-9700. Our representatives will be glad to assist you.

                                           Very truly yours,


                                           /s/ Peter E. Sundman

                                           Peter E. Sundman
                                           Chairman of the Board
                                           Lehman Brothers Income Funds


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                          LEHMAN BROTHERS INCOME FUNDS
                     LEHMAN BROTHERS STRATEGIC INCOME FUND
                          605 THIRD AVENUE, 2ND FLOOR
                         NEW YORK, NEW YORK 10158-0180

                                 1-800-877-9700

                             INFORMATION STATEMENT

This document is an Information Statement for shareholders of Lehman Brothers Strategic Income Fund (the "Fund"), a series of Lehman Brothers Income Funds (the "Trust"). This Information Statement is first being mailed to shareholders on or about February 8, 2008 to the shareholders of record of the Fund as of December 14, 2007 (the "Record Date").

In connection with several changes to the investment policies of the Fund, Neuberger Berman, LLC as the holder of shares representing a majority of the voting power (the "Majority Shareholder") approved a change to the Fund's fundamental policy on industry concentration to clarify that the Fund will not be required to invest in the real estate industry. This fundamental policy change will take effect on February 28, 2008 along with other investment policy changes previously described in a Supplement to the Fund's current Prospectuses, dated December 21, 2007 ("Supplement").

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The expenses incurred in connection with preparing this Information Statement will be paid by Neuberger Berman Management Inc ("NBMI").

                               VOTING INFORMATION

As of the Record Date, the Fund had 1,487,741.513 Institutional Class shares outstanding and 22,497.22 Trust Class shares outstanding. Each share was entitled to one vote. To the Trust's knowledge, as of December 31, 2007, the following beneficial owners held more than five percent of the outstanding shares of each class of the Fund.

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Class of         Name and Address of                 Amount of    Percent of
Stock            Beneficial Owner                    Beneficial   Class
                                                     Ownership
--------------------------------------------------------------------------------
Class A          Lehman Brothers Inc.                9,814        100%
                 70 Hudson St., 7th Floor
                 Jersey City, NJ 07302-6599

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Class C          Lehman Brothers Inc.                9,814        100%
                 70 Hudson St., 7th Floor
                 Jersey City, NJ 07302-6599

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Institutional    Neuberger Berman, LLC               1,008,293    67.79%
Class            605 Third Ave.
                 New York, NY 10158

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                 Peter E. Sundman*                   92,302       6.21%
                 70 Hudson Street, 7th Floor
                 Jersey City, NJ 07302-6599

--------------------------------------------------------------------------------
Trust Class      Lehman Brothers Inc.                10,448       47.88%
                 70 Hudson Street, 7th Floor
                 Jersey City, NJ 07302-6599

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                 Steven A. Blanksteen                5,298        24.28%
                 Betty J. Blanksteen JT WROS
                 1419 Underwood Rd.
                 Mount Juliet, TN 37122-4615

--------------------------------------------------------------------------------
                 National Financial Serv. Corp.      4,137        18.96%
                 For the Exclusive Benefit of Our
                 Customers
                 PO Box 3908
                 Church St. Station
                 New York, NY 10008-3908

--------------------------------------------------------------------------------
                 Kathleen Sparks                     1,611        7.38%
                 Rufus Sparks JTWROS
                 PO Box 8527
                 Warren, OH 44484-0527

--------------------------------------------------------------------------------
           *Peter E. Sundman is a member of the Board of Trustees.


At December 31, 2007, the trustees and officers of the Trust as a group beneficially owned 6.21% of the outstanding shares of the Institutional Class of the Fund and less than 1% of the outstanding shares of the Trust Class of the Fund.

COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 2007, INCLUDING AUDITED FINANCIAL STATEMENTS, AT NO CHARGE BY WRITING NBMI AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 1-800-877-9700.

               CHANGE TO THE FUND'S FUNDAMENTAL POLICY ON INDUSTRY
                                 CONCENTRATION

The Board of Trustees of the Trust (the "Board") has approved significant changes to the Fund's investment policies, including that it will no longer dedicate a portion of its assets to dividend-paying equity securities (which include securities issued by real estate investment trusts). In connection with these changes, on January 15, 2008, the Majority Shareholder approved a change to the Fund's fundamental policy on industry concentration to clarify that the Fund will not be required to invest in the real estate industry. Effective February 28, 2008, the Fund's current fundamental policy on industry concentration (Column A in the table below) will be deleted in its entirety and replaced with a new fundamental policy on industry concentration (Column B in the table below).

         COLUMN A                                   COLUMN B
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CURRENT FUNDAMENTAL POLICY ON            NEW FUNDAMENTAL  POLICY ON INDUSTRY
INDUSTRY  CONCENTRATION                  CONCENTRATION
----------------------------------------------------------------------------

The Fund may not purchase any The Fund may not purchase any security if, as a result, 25% or security if, as a result, 25% or more of its total assets (taken at more of its total assets (taken at current value) would be invested in current value) would be invested in the securities of issuers having the securities of issuers having their principal business activities their principal business activities in the same industry, except that in the same industry. This the Fund will invest up to 25% of limitation does not apply to its total assets in the real estate purchases of securities issued or industry. This limitation does not guaranteed by the U.S. Government apply to purchases of securities or any of its agencies or
issued  or  guaranteed  by the U.S.      instrumentalities.
Government  or any of its  agencies
or instrumentalities.
----------------------------------------------------------------------------

Other changes to the Fund's investment policies that were approved by the Board and that will take effect on February 28, 2008 include: (a) the Fund's investment objective will change from "The Fund seeks to maximize income without undue risk to principal" to "The Fund seeks high current income with a secondary objective of long-term capital appreciation," (b) the Fund will be able to invest without limit in securities rated below-investment-grade, (c) the Fund will be able to invest without limit in foreign securities, (d) the Fund will be able to use derivatives for non-hedging purposes, (e) the Fund will no longer have a target-average duration, and (f) the Fund will be able to invest in municipal obligations. See the Supplement for additional information on the

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changes to the Fund's investment policies and their related risks.  If you would like to receive another copy of the Supplement, please contact NBMI at 1-800-877-9700.

                INFORMATION ABOUT NBMI AND NEUBERGER BERMAN, LLC

NBMI located at 605 Third Avenue, New York, New York 10158, serves as the Fund's investment manager, principal underwriter and administrator. NBMI manages the Fund in conjunction with Neuberger Berman, LLC as sub-adviser. Together, the Neuberger Berman affiliates manage approximately $258.1 billion in assets (as of December 31, 2007) and continue an asset management history that began in 1939.

                                           BY ORDER OF THE BOARD OF TRUSTEES,

                                           /s/ Claudia A. Brandon

                                           Claudia A. Brandon
                                           Secretary

February 8, 2008